UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12a

MEDALLION FINANCIAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

On May 20, 2026, Medallion Financial Corp. (“Medallion”) issued the following presentation in connection with the Company’s June 9, 2026 Annual Meeting.

About Medallion Financial Corp.

Medallion Financial Corp. (NASDAQ: MFIN) and its subsidiaries originate and service a portfolio of consumer loans and mezzanine loans in various industries. Key industries served include recreation (towable RVs and marine) and home improvement (replacement roofs, swimming pools, and windows). Medallion Financial Corp. is headquartered in New York City, NY, and its largest subsidiary, Medallion Bank, is headquartered in Salt Lake City, Utah. For more information, please visit www.medallion.com.

Forward-Looking Statements

Please note that this press release contains forward-looking statements that involve risks and uncertainties relating to business performance, cash flow, net interest income and expenses, other expenses, earnings, growth, and our growth strategy. These statements are often, but not always, made using words or phrases such as “will” and “continue” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These statements relate to future public announcements of our earnings, expectations regarding our loan portfolio, including collections on our taxi medallion loans, the potential for future asset growth, and market share opportunities. Medallion’s actual results may differ significantly from the results discussed in such forward-looking statements. For example, statements about the effects of the current economy, whether inflation or the risk of recession, the effects of tariffs, the impact of the conflict with Iran, operations, financial performance and prospects constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond Medallion’s control. In addition to risks relating to the current economy, for a description of certain risks to which Medallion is or may be subject, please refer to the factors discussed under the heading “Risk Factors” in Medallion’s 2025 Annual Report on Form 10-K.

Important Additional Information and Where to Find It

Medallion has filed its definitive proxy statement, accompanying WHITE universal proxy card and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for Medallion’s upcoming 2026 Annual Meeting of Shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING MEDALLION’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by visiting the “Investor Relations” section of Medallion’s website at www.medallion.com, as soon as reasonably practicable after such materials are filed with, or furnished to, the SEC.

Investor Relations

InvestorRelations@medallion.com

212-328-2176

Investor Relations

The Equity Group Inc.

Lena Cati

lcati@theequitygroup.com

(212) 836-9611

Val Ferraro

vferraro@theequitygroup.com

(212) 836-9633

RECREATION (Nasdaq: MFIN) A specialty finance company that originates and HOME IMPROVEMENT services loans in various consumer and commercial COMMERCIAL FINTECH industries, along with offering loan origination services to fintech strategic partners. May 2026

Important Information This presentation contains certain forward-looking statements, including statements with regard to the future performance of Medallion Financial Corp. (“MFIN” or the “Company”). Words such as “believes,” “expects,” “projects,” “anticipates” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on information available to us at the time of this presentation and are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including but not limited to: our future operating results; our business prospects and the prospects of our portfolio companies; expectations regarding our loan portfolio, including collections on our taxi medallion loans, the impact of investments that we make; our contractual arrangements and relationships with third parties; the dependence of our future success on the general economy (including the current inflationary environment, the risk of recession, the impact of tariffs, and the impact of the conflict with Iran) and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; the adequacy of our internal controls; and the presentation of our financial statements. These and other factors are identified from time to time in our Annual Report on Form 10-K and Medallion Financial Corp.’s other filings with the Securities and Exchange Commission. MFIN undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is neither an offer to sell nor a solicitation of an offer to purchase securities of the Company. Such an offer or solicitation can only be made by way of a Company prospectus and otherwise in accordance with applicable securities laws. The summary descriptions and other information included herein, and any other materials provided to you by the Company or its representatives are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to the Company, investors are advised to carefully review our current Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our other reports filed with the SEC to review the risk factors and other disclosures described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete and are qualified in their entirety by reference to the more detailed disclosures contained in such filings. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of the Company. Any market and competitive position data, including market forecasts and statistical data, referred to throughout this presentation was obtained from internal surveys, market research, independent consultant reports, publicly available information, governmental agencies and industry publications. Although we have no reason to believe that any of this information or these reports are inaccurate in any material respect, we have not independently verified such data. No representations are made as to the accuracy of such information. MFIN has filed a definitive proxy statement, accompanying WHITE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for MFIN’s 2026 annual meeting of stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE MFIN’s DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by visiting the “Investor Relations” section of MFIN’s website at www.medallion.com, as soon as reasonably practicable after such materials are filed with, or furnished to, the SEC. Medallion Financial Corp. Investor Presentation 2

Table of Contents 4 Executive Summary: A Period of Historic Shareholder Value Creation is being Undermined Financial Performance has Strengthened under Current Management and Board Leadership, Resulting in Record Loan Growth 17 and Profitability 28 Our Board Brings the Lending and Governance Expertise Medallion Requires 36 ZimCal has Demonstrated a Flawed Understanding of our Business 44 ZimCal’s Nominees do not Possess Skills Additive to the Board 54 ZimCal’s “Value Creation” Plan Repackages Existing Initiatives and Fails to Offer New Ideas 59 Appendix Medallion Financial Corp. Investor Presentation 3

Executive Summary: A Period of Historic 1 Shareholder Value Creation is being Undermined by A Debt Holder Vowing to Wage Proxy Fights if Not Granted Board Seats and/or a Profitable Resolution to his Debt Position

Board and Management have Successfully Transformed Medallion

MEDALLION FINANCIAL CORP

Medallion is amid a historically successful turnaround under the current Board and Management team	• The current **Board and management team have successfully navigated the Company's transformation from primarily a taxi medallion lender to a thriving specialty finance and consumer lending business** • **We have delivered significant value for shareholders through:** o **Record Earnings**: 2025 marked **the best 5-year period of performance in Company history** highlighted by **record highs in Net Interest Income** and **book value per share** since our initial public offering in 1996 o **Business Growth**: From 2021 through 2025, we **doubled our core consumer loan portfolio** to $2.5 billion with **net interest income rising at a CAGR of 14.1%** over the period o **Capital Return:** Since 2022 began, we have **returned over $61M to shareholders** through dividends and share repurchases, including not only the reinstating our quarterly dividend in 2022, but also raising it by 75% • Reflecting this business transformation, our **total shareholder returns for 1-, 3-, and 5-year periods significantly exceed our peers**
Our Board is uniquely crafted to oversee the Company's current growth trajectory and future path to success	• The successful transformation and trajectory of value creation can be tied directly to the composition of the Company's Board and the unique blend of skills, perspectives, and expertise • The vast and critical set of experiences this Board draws from includes the pioneering expertise of the Company's legacy medallion business, leadership in bank turnarounds and financial transformations, and institutional knowledge of banking and specialty finance • Our Board has carefully refreshed its talent pool with **three independent directors added in the last 6 years** and <u>five</u> independent directors added in the last nine years including the Lead Independent Director • Our nominees **bring significant relevant experience and a mix of tenures and perspectives to our Board:** o <u>John Everets</u> brings extensive financial leadership experience as an investor and former CEO and Chairman in the space o <u>Cynthia A. Hallenbeck</u> brings over 30 years of financial management experience as a veteran of executive management teams o <u>Alvin Murstein</u> brings deep knowledge of the Company and as Chairman since 1995 and CEO from 1996 until January 31, 2026, is largely responsible for successfully transitioning the business from taxi medallion lending to consumer finance

Medallion Financial Corp. Investor Presentation 5

Total Shareholder Return has Significantly Outperformed Peers



1 year Total Shareholder Return
21.6%
7.1%
11.7%
17.0%
MFIN
Proxy Peers Median
S&P Small Cap 600/Financials
Russell 2000



3-year Total Shareholder Return
33.0%
22.6%
32.2%
37.7%
MFIN
Proxy Peers Median
S&P Small Cap 600/Financials
Russell 2000

Source: FactSet. Based on Total Shareholder Return as of Feb. 2, 2026 (unaffected date. 1-day before ZimCal's public letter dated Feb. 3, 2026)
Proxy Peers include: Arrow Financial Corporation, Consumer Portfolio Services, Inc., EZCORP, Inc. Class A, FinWise Bancorp, LendingTree, Inc., Metropolitan Bank Holding Corp., Oportun Financial Corp., PRA Group, Inc., Regional Management Corp., Bancorp Inc, Willis Lease Finance Corporation, World Acceptance Corporation

Medallion Financial Corp. Investor Presentation 6

TSR Outperformance is Substantial over the Long Run Total Shareholder Return Performance Since Announcement of the Business Transformation in 2017 5-year Total Shareholder Return MFIN S&P Small Cap 600 / Financials Russell 2000 85.7% 452.2% 58.5% 53.9% 32.8% 118.9% 78.3 MFIN Proxy Peers Median S&P Small Cap Russell 2000 600/Financials Source: FactSet. Based on Total Shareholder Return as of Feb. 2, 2026 Proxy Peers include: Arrow Financial Corporation, Consumer Portfolio Services, Inc., EZCORP, Source: FactSet. Based on starting date Jan. 31, 2017 and ending date Feb. 2, 2026 (unaffected date. 1-day before ZimCal’s public letter dated Feb. 3, 2026). Inc. Class A, FinWise Bancorp, LendingTree, Inc., Metropolitan Bank Holding Corp., Oportun Jan. 31, 2017 starting date based on Medallion’s press release regarding the transformation plan: Financial Corp., PRA Group, Inc., Regional Management Corp., Bancorp Inc, Willis Lease Finance Corporation, World Acceptance Corporation https://www.medallion.com/pdf/news_press_releases/press_release_17-01-31.pdf Medallion Financial Corp. Investor Presentation 7 1/31/2017 1/31/2018 1/31/2019 1/31/2020 2/1/2021 1/31/2022 1/31/2023 1/31/2024 1/31/2025 2/2/2026

Medallion’s Operating Metrics Indicate Exceptional Performance Record Total Shareholder Record Profits Robust Capital Allocation Return (TSR) Net Income during the last 5 years Repurchased 3.3M shares for exceeds the combined net income Medallion’s TSR outperformed its $26.2M and paid $35.6M in for first 25 years as a public peers over all measured periods dividends since 2022 Company since the business transformation Access to Capital Positive Credit Rating Positive Analyst Rating Markets The latest $75M capital raise was Independent analysts have a BUY Latest $75M capital raise reaffirms rated A- by Egan-Jones – an investment rating on Medallion market confidence in Medallion’s investment grade credit rating stock Board and mgmt Medallion Financial Corp. Investor Presentation 8

The Successful Transformation has been Driven by a Purpose-built Board that Brings Critical Experience and Expertise

MEDALLION FINANCIAL CORP

Business Transformation & Taxi Medallion Recoveries



Alvin Murstein
Executive Chairman

- CEO from 1996-2026
- 60+ years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions



Andrew Murstein
President, CEO, COO

- President since our inception in 1995
- 30+ years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions

Recapitalization & Capital Markets



John Everets
Independent Director

- Director since July 2017
- Former Chairman of the Board and Chief Executive Officer of the Bank of Maine



David Rudnick
Director

- Director since February 1996
- Brings a differentiated perspective as a commercial operator and real estate and private equity investor
- Previously Director of West Side Federal Savings & Loan Association, the largest savings and loan association at the time (and now part of Citibank)

Credit Risk and Liquidity Management



Cynthia Hallenbeck
Independent Director

- Director since June 2020
- Former CFO of Citigroup's treasury department
- Brings over 30 years of financial management experience



Robert Meyer
Independent Director

- Director since July 2021
- Former EVP and Chief Commercial Lending Officer at Valley National Bancorp from 1997-2016 and President/CEO of two other banks
- Nearly 40 years of proven executive leadership in the banking industry

Governance, Legal & Regulatory Affairs



Brett Hatch
Lead Independent Director

- Director since May 2022
- Founding partner of Utah-based law firm
- Former Deputy Assistant AG at DOJ and Associate White House Counsel



Allan Tanenbaum
Independent Director

- Director since October 2017
- Of Counsel to Taylor Duma LLP
- General Counsel and Managing Director of Equicorp Partners, LLC

Nominees for 2026 Shareholder Meeting

Medallion Financial Corp. Investor Presentation 9

The Board Delivered has Delivered on Promises made in 2024 Key Achievements since 2024 Campaign Medallion’s Commitment during 2024 Campaign 1 Shareholder Return: h 35% h Net Interest Income: 15.3% (2023-2025) Book Value per share: h 19.8% (2023-2025) Quarterly Dividends: h 40% ($0.10 per share to $0.14 per share) Operating costs as % of net interest income: declined from an average 50% in 2020 to an average 39% in 2025 i Recreation sub-prime as % of total loans: 150bps (2023-2025) 1 Source: FactSet. Data based on starting date of June 11, 2024 and ending date of Feb. 2, 2026 (unaffected date) Medallion Financial Corp. Investor Presentation 10

Oversight of the Plan that has Unlocked Shareholder Value Continues 1 Continue growing • Leveraging our significant sector expertise to drive asset quality and strong portfolio of high-performing loans high-return, scalable, and strong cash- • Further expanding our leadership in large and growing addressable markets and our robust distribution network of generating business dealers, contractors, and financial service providers (FSPs) model 2 Drive even greater • Ensure operating costs continue to enhance our net interest income, building on reduction from 54% of net interest profitability from enhanced income in 2019 to 39% in 2025 operational efficiency • Leveraging existing operations to support business growth • Continuing to make targeted investments in technology to support growth and profitability 3 Continue prioritizing • Systematically continue to allocate appropriate returns to our investors as we scale our business. In the past 5 years, return of capital to Medallion has: shareholders as part of o Increased its dividend by 75% to $0.14 per share since 2022 balanced capital o Opportunistically repurchased more than $26.2 million of stock since 2022 allocation approach o Declared $1.80 of cumulative per share since 2022 Medallion Financial Corp. Investor Presentation 11

In Contrast, ZimCal's Interests are NOT Aligned with Shareholders' and Would Likely Jeopardize our Growth

MEDALLION FINANCIAL CORP

While Mr. Hodges continues to pursue aggressive tactics to monetize his debt position, we remain steadfast in continuing to execute on our growth strategy	• We believe that based on his buying patterns and our interactions with him individually, **Mr. Hodges' interests are not aligned with those of our shareholders** • Despite operating under the guise of unending 'improvements' and misguided operational 'changes', we believe that **Mr. Hodges' constant pursuit of a profitable exit to his debt investment coupled with his consistent failure to fundamentally understand our business, pose a threat to our current growth trajectory** • We will continue to deal with the merits of his concerns as both debt holder and shareholder, but **we remain steadfast in continuing to pursue the growth strategy that is currently creating value for shareholders**
Mr. Hodges' ideas are voluminous but lack focus and could derail our current progress	• Mr. Hodges' "plan" contains a vast array of ideas that are relevant to the banking sector in theory, but very few are applicable or implementable to a company of Medallion's size and resources • Mr. Hodges fails to understand our business, continues to peddle false claims, and refuses to acknowledge the Company's undeniable successes in recent years • The change he is advocating for is not warranted and **could derail the Company's continued value creation if his nominees were elected**
ZimCal's nominees do not bring the lending and banking expertise Medallion requires	• **None of ZimCal's nominees have direct experience operating a consumer lending platform comparable to Medallion's nominees** • The Nominating and Governance Committee conducted a thorough review process of the nominees' backgrounds and skills; the review process concluded with individual interviews and it was decided that the **skills and backgrounds of the ZimCal nominees are not additive**

Medallion Financial Corp. Investor Presentation 12

ZimCal Invests in Distressed Credit and Primarily Holds Our Debt

MEDALLION FINANCIAL CORP

ZIMCAL ASSET MANAGEMENT

Overview | What We Do | Investment Philosophy | Giving Back | About

ZimCal's primary focus in the industry is acquiring moderately to severely distressed debt from lenders looking to reduce risk. ZimCal is fair in pricing, efficient in its analysis and quick to respond.

ZimCal's secondary focus is acquiring or providing bank capital, primarily through investments in Trust Preferred Securities, subordinated debt and preferred equity

- ZimCal founder, Stephen Hodges, specializes in investing in stressed/distressed credit
- Mr. Hodges holds nearly his entire investment in Medallion in debt:
  - Holds **$15 million principal amount of trust preferred securities** (TruPS), a form of subordinated debt which he acquired in February 2021
  - The debt does not mature until September 2037

"...being a creditor means that our upside is capped while our downside is not, so we are particularly sensitive to the potential risks in a rapidly changing economic environment. Risks that might be better rewarded through a meaningful equity stake, for example."

– Stephen Hodges (December 12, 2023) email to Andrew Murstein

- Mr. Hodges primary motivation, we believe, is to convince Medallion to repurchase his debt which is highly illiquid and is **not an attractive credit investment in the current rate environment if held to maturity** (low yield and long duration)
- In his 2024 ultimatum, **Mr. Hodges demanded Medallion purchase his debt at a premium**
- Mr. Hodges' trust preferred securities have the **lowest cost of funds** at the parent company, **6.06% as of March 31, 2026,** nearly **319 basis points** below the more senior borrowings at the parent company
- Given the **below market rate, deep subordination, and remaining duration**, a redemption of **these securities would be beneficial to our shareholders if purchased at a price well below par,** closer to Mr. Hodges purported acquisition price

Medallion Financial Corp. Investor Presentation 13

ZimCal is Not a Long-Term Shareholder and Acquired Most of its 1 Shares after the Record Date in April 2026 ZimCal's Ownership Change 371,090 shares 450,000 acquired 4/13 – 5/7 400,000 350,000 Hodges share ownership just prior to record date: 300,000 35,910 shares 250,000 200,000 150,000 100,000 50,000 0 1 BIMIZCI Fund LLC Definitive Proxy Statement (Schedule 14A), filed May 8, 2026, p. 24. Medallion Financial Corp. Investor Presentation 14 12/20/2023 12/8/2024 3/15/2024 3/19/2024 4/4/2024 4/5/2024 4/10/2024 5/17/2024 5/23/2024 5/31/2024 7/16/2024 7/17/2024 8/1/2024 9/25/2024 9/27/2024 10/4/2024 10/9/2024 10/16/2024 10/19/2024 10/28/2024 12/28/2024 3/11/2025 3/9/2026 3/16/2026 3/19/2026 4/9/2026 4/14/2026 4/16/2026 4/21/2026 4/23/2026 4/24/2026 5/1/2026 5/5/2026

ZimCal's Campaigns are Self-Serving

MEDALLION FINANCIAL CORP

2024 Campaign

Jan 2, 2024: BIMIZCI submitted formal notice of its intent to nominate Hodges and another candidate, despite owning only **110 shares** at the time

Feb 12, 2024: Hodges proposed four possible "outcomes":

1. Appoint **Hodges and Deppisch**
2. Proxy contest in 2024 and **"every year thereafter if unsuccessful"**
3. Cash and equity buyout of TruPS (**$9M cash + $4M equity**) and **one board seat**
4. Cash buyout of TruPS (**$12M cash**)

Hodges' proposed buyout structures would have generated an estimated **$5.25M to $6.25M profit** to him at the expense of shareholders

Feb 23, 2024: The Company offered to help Hodges find a **third-party buyer for the TruPS** in order to avert the proxy contest

Jun 11, 2024: Shareholders rejected Hodges' campaign, with the Company's nominees receiving **3.5x as many votes** as Hodges and his nominee

2025 Campaign

Dec 30, 2024: BIMIZCI relaunched its activist campaign by nominating Hodges, Timothy Shanahan and John Kiernan for election at the 2025 Annual Meeting

Apr 3, 2025: The Nominating and Governance Committee interviewed Hodges, Shanahan and Kiernan

Apr 15, 2025: The Company filed its preliminary proxy statement for the 2025 Annual Meeting

Apr 29, 2025: Hodges informed the Company that BIMIZCI was withdrawing its nominations

Jun 12, 2025: Each of the Board's nominees was elected, receiving at least six times the favorable votes than the number of withholds

2026 Campaign

Dec 31, 2025: BIMIZCI renewed its campaign for a **third consecutive year**, nominating Shanahan and Kiernan, two of the same nominees submitted in 2025, plus a third nominee

Recycled many of the same **governance, compensation, and capital allocation criticisms** from prior campaigns

Apr 16, 2026: The Nominating and Governance Committee interviewed BIMIZCI's director nominees and determined they were not suited for the Company's current needs

Apr 30, 2026: The Company filed definitive proxy statement for the 2026 Annual Meeting

Medallion Financial Corp. Investor Presentation 15

Hodges has Consistently Raised False Concerns

MEDALLION FINANCIAL CORP

In 2024, Hodges Said:

"Rapid deterioration in Key Operating Metrics Poses Significant Risk to Shareholders"

How Medallion Performed

- ✓ Total shareholder return of 35% since 2024 shareholder meeting[1]
- ✓ Highest Net Interest Income in five years
- ✓ Higher Net Interest Margin in FY2025 vs FY2024
- ✓ Recreation segment charge-off remained largely unchanged and Home Improvement segment charge-off was lower in FY2025 vs FY2024

In 2025, Hodges Said:

"Due to lower Bank earnings, Medallion Financial may struggle to pay dividends, operating expenses and a possible SEC penalty with existing cash"

How Medallion Performed

- ✓ Quarterly dividends increased in both FY25 and YTD 2026
- ✓ The proposed dividend of $0.14 per share for 2Q2026 is 75% higher than $0.08 per share quarterly dividend in FY2022
- ✓ Medallion successfully settled the SEC matter

[1] Source: FactSet. Data based on starting date of June 11, 2024 and ending date of Feb. 2, 2026 (unaffected date)

Medallion Financial Corp. Investor Presentation 16

Financial Performance has Strengthened 2 under Current Management and Board Leadership, Resulting in Record Loan Growth and Profitability

Financial Highlights Last year marked the best 5-year period of performance in Company history Achieved solid loan growth with double-digit Net Interest Income growth Developed and maintained robust credit quality processes that helped achieve loan growth while maintaining the overall level of charge-offs steady in 2025 Invested in technology and cost efficiencies that helped increase NII as % operating costs to 41% in 1Q2026 – highest level in last three years Repurchased 3.3M shares for $26.2M and paid $35.6M in dividends since 2022 Achieved over 50% increase in tangible book value per share since FY21 Medallion Financial Corp. Investor Presentation 18

Achieved Robust Loan and Net Interest Income Growth 1 Net Interest Income (NII) Loan Balance ($ in millions) $2,800 ($ in millions) $250.0 $2,567 $2,600 $2,491 $216.9 $202.5 $2,400 $200.0 $188.1 $2,216 $160.4 $2,200 $150.0 $127.8 $2,000 $1,917 $100.0 $1,800 $50.0 $1,600 $1,489 $0.0 $1,400 2021 2022 2023 2024 2025 2021 2022 2023 2024 2025 Source: SEC filings 1 Includes loans held for investment and loans held for sale. Medallion Financial Corp. Investor Presentation 19 CAGR: 14.1%

Lending is based on Strong Consumer Loan Economics Illustrative/Sample Recreation Lending Return for a New Incremental $20,000 Loan $3,022 15.11% $3,000 Equity $17,000 Deposits $978 / $3,000 ($660) 3.88% ($876) $978 4.38% 33% Pretax ($508) 2.54% ROE Operating Pretax Loan Interest Loan Losses Expenses Profit Yield Costs Source: SEC filings Medallion Financial Corp. Investor Presentation 20

Charge-offs are Largely In-Line with Industry Trends § In the past five years, Medallion’s loan book has grown from $1.5B in FY2021 to $2.6B in FY2026. § According to FRED data, charge-offs for consumer lenders have increased to above pandemic levels, reflecting the overall macro environment. § Medallion's charge-off curve follows a similar pattern as the FRED data. Sources: SEC filings, Federal Reserve Bank of St. Louis Note: Consumer loan net charge-offs defined as the sum of recreation loan net charge-offs and home improvement net charge-offs. Medallion Financial Corp. Investor Presentation 21

Management Remains Focused on Operational Efficiency 1 Quarterly Net Interest Income (NII) vs. Operating Costs ($ in FY FY FY FY FY FY Q1 ($ in millions) millions) 2020 2021 2022 2023 2024 2025 2026 60,000 NII $110.8 $127.8 $160.4 $188.1 $202.5 $216.9 $54.1 55,000 Operating $55.7 $56.4 $72.1 $75.6 $74.4 $85.2 $22.3 50,000 (1) Costs 45,000 Pct. of NII 50% 44% 45% 40% 37% 39% 41% 40,000 35,000 30,000 (1) Trendline Operating Costs as a Pct. of NII 25,000 Pct. of NII 20,000 60% 15,000 50% 10,000 40% 5,000 NII Operating Costs 0 30% 2020 2021 2022 2023 2024 2025 2026 Source: SEC filings 1 FY 2020 and FY 2021 exclude operating costs of a division which was divested on December 1, 2021. Medallion Financial Corp. Investor Presentation 22 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26

Achieved over 50% Book Value per Share Growth through Strong Loan Growth and Operational Efficiencies Book Value per Share 17.53 16.00 14.63 13.08 11.40 2021 2022 2023 2024 2025 Source: SEC filings Medallion Financial Corp. Investor Presentation 23 Increased 53.8% in last 5 years

Dividend Increase Reflects Strong Fundamentals Quarterly Dividend $0.16 • Reinstated quarterly $0.14 dividend in Q1 2022 $0.14 $0.12 $0.12 $0.12 $0.12 $0.12 • Increased 75% since $0.11 $0.11 $0.10 $0.10 $0.10 $0.10 it was reinstated $0.10 $0.08 $0.08 $0.08 $0.08 $0.08 $0.08 $0.08 $0.08 • Annualized dividend yield of 5.8% $0.06 (based on MFIN’s stock $0.04 price of $9.63 per share as of May 15, 2026) $0.02 $0.00 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Quarterly Dividend Source: SEC filings Medallion Financial Corp. Investor Presentation 24 Increased 75% since reinstated

Capital Raise Reaffirms Market Confidence in Strategy § Raised $75M from institutional investors led by JP Morgan Investment Management § Capital will be used for consumer and commercial lending segments and for general corporate purposes Medallion Financial Corp. Investor Presentation 25

Company Continues to Invest in Technology & Talent “Our approach is increasingly analytical and data driven, Key Highlights: supported by digital tools that help optimize underwriting, origination, servicing, and overall portfolio visibility. Our ü 2022: Hired a new team lead to investments in technology over the years, from a full migration accelerate software engineering activity to the cloud to business process automation work, a new loan servicing system, and tighter integrations with our sources of ü 2024: Hired VP of Data Analytics and loan volume are generating meaningful value today. expanded the data science team The evolution of our advanced technical and analytical ü 2024: Migrated all new loans to a new capabilities will allow us to grow the business while assessing loan servicing system risk with greater precision than ever which will help us maintain consistently strong performance across operating ü 2025: Hired VP of Credit to strengthen environments.” model use and credit policy implementation - Andrew Murstein, Earnings Call, April 30, 2026 ü 2026: Established business process re- engineering team Medallion Financial Corp. Investor Presentation 26

Independent Analysts Maintain Positive Rating “Maintain Buy rating. We reiterate our Buy rating “Underneath the headline, the core franchise given MFIN trades below 1.0x tangible book value of performed inline, with net interest income growth, $11.83/sh (vs. $12.12/sh in 4Q25) despite good asset modest NIM expansion, and continued loan book quality, an increasing dividend and historically good growth as MFIN pivots away from its legacy taxi returns.” lending business. Originations stood out, with solid double-digit growth across recreation and home Price Target: $10.5 per share improvement and the strategic partnership program continuing to scale into a meaningful growth engine. - Research Report dated April 30, 2026 …we are now viewing 2026 as a year of investing in the business to set up MFIN for a robust 2027 and 2028.” Price Target: $12.00 per share - Research Report dated April 30, 2026 Medallion Financial Corp. Investor Presentation 27

Our Board Brings the Lending and 3 Governance Expertise Medallion Requires

Board and Management Continue to Create Significant Value • This Board and management team have successfully navigated the Company transformation from taxi medallion lending to a thriving consumer lending business Our Board and • We have delivered significant value for shareholders through: management – Record Earnings: 2025 marked the best 5-year period of performance in Company history highlighted by have 2023 record highs in total net income and annual earnings per share since our initial public offering in 1996 successfully transformed the – Business Growth: From 2021 through 2025, we doubled our core consumer loan portfolio to $2.486 billion with net Company into a interest income rising at a CAGR of 14.1% over the period thriving – Capital Return: Since 2022, we have returned over $61M to shareholders through dividends and share consumer repurchases, including reinstating our quarterly dividend and raising it lending business • Reflecting this business transformation, our total shareholder returns for 1-, 3-, and 5-year periods significantly exceed our peers • Our Board has the right mix of skills, experience, and perspectives, together with a balance of institutional knowledge and fresh views, to oversee the successful transformation of our business and continued value creation • Our Board thoughtfully approaches refreshment, with three independent directors added in the last 6 years and five independent directors added in the last nine years Our Board is fit for purpose and • In 2022, our Board appointed Brent Hatch as our first Lead Independent Director our nominees • Our nominees bring significant relevant experience and a mix of tenures and perspectives to our Board: have the right skills and o John Everets brings extensive financial and leadership experience as a current investor and former CEO experience to and Chairman in the space oversee o Cynthia A. Hallenbeck brings over 30 years of financial management experience as a veteran of the public and continued value creation nonprofit executive management teams o Alvin Murstein brings deep knowledge of the Company, having served as Chairman of the Board of Directors since 1995 and the Chief Executive Officer from 1996 until January 31, 2026. He is responsible for the successful transformation of business from a taxi medallion lending business to a consumer lending business. Medallion Financial Corp. Investor Presentation 29

Our Board is Fit for Building Upon Our Successful Growth Strategy Medallion’s Board has overseen the successful transformation of our business through the right mix of skills, tenure, and perspectives, and has been assembled through thoughtful and regular refreshment Effective Mix of Tenures Underpins Success Thoughtful Governance Practices Refreshed independent perspectives that provide new ideas and rigorous oversight… Created Lead 20% of shareholders Independent Director can call special ü All independent directors have joined the Board since 2017 role in 2022 meetings (3 within past 6 years) …Together with deep institutional and industry knowledge that has driven the Company’s transformation Highly engaged board, Robust stock with 7 formal meetings ü Three of our non-independent directors have been key drivers of ownership guidelines in 2025 and >98% the Company’s consumer lending transformation strategy attendance across all for directors directors 1 6.6 yrs Avg. independent Greater than 9 Years 7 3 director tenure – 9 Years Cooperation 5 – 6 Years Responsive to 15.4 yrs 0 – 4 Years agreement with activist shareholder feedback Avg. director in 2022 tenure 2 Medallion Financial Corp. Investor Presentation 30

MEDALLION FINANCIAL CORP

Our Board has the Right Mix of Skills and Perspectives



John Everets
Independent Director

- Partner at Arcturus Capital
- Former Chairman of the Board and Chief Executive Officer of the Bank of Maine
- Director of Eastern Company (NYSE: EML)
- Brings extensive financial and leadership experience



Cynthia Hallenbeck
Independent Director

- CEO of Alercyn, Inc., a private consulting firm
- Former CFO of Citigroup's treasury department
- Former director of Walker & Dunlop (NYSE: WD)
- Brings over 30 years of financial management experience



Brent Hatch
Lead Independent Director

- Founding partner of Utah-based law firm
- Former Deputy Assistant AG at DOJ and Associate White House Counsel
- Brings valuable legal experience and financial expertise



Robert Meyer
Independent Director

- Former EVP and Chief Commercial Lending Officer at Valley National Bancorp from 1997-2016 and President/CEO of two other banks
- Nearly 40 years of proven executive leadership in the banking industry



Alvin Murstein
Executive Chairman

- CEO from 1996-2026
- 60+ years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions
- Shareholder perspective (owns 7.99% of outstanding shares)[1]



Andrew Murstein
President, CEO, COO

- President since our inception in 1995
- 30+ years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions
- Shareholder perspective (owns 11.57% of outstanding shares)[1]



David Rudnick
Director

- Brings a differentiated perspective as an experienced commercial operator and real estate and private equity investor
- Previously Director of West Side Federal Savings & Loan Association, the largest savings and loan association at the time (and now part of Citibank)



Allan Tanenbaum
Independent Director

- Of Counsel to Taylor Duma LLP
- General Counsel and Managing Director of Equicorp Partners, LLC
- Director of Designer Brands Inc. (NYSE: DBI)
- Brings valuable board governance experience

Joined Board since 2020

Source: SEC filing
[1] Includes vested unexercised stock options as of record date for annual meeting.

Medallion Financial Corp. Investor Presentation 31

Directors' Skillsets are Relevant for Our Business and Fit for Public Company Governance

MEDALLION FINANCIAL CORP

	Experience Critical for Continued Business Success					Skills Critical for Governance and Oversight			
	Consumer Lending	Commercial Lending	Banking Industry	Non-Financial Services	Risk Mgmt.	Senior Leadership Experience	Finance & Accounting	Regulatory/ Legal	Other Public Board
John Everets	✓	✓	✓		✓	✓	✓	✓	✓
Cynthia Hallenbeck		✓	✓	✓	✓	✓	✓	✓	✓
Brent Hatch				✓	✓	✓	✓	✓	
Robert Meyer	✓	✓	✓		✓	✓	✓	✓	
Alvin Murstein	✓	✓	✓		✓	✓	✓		✓
Andrew Murstein	✓	✓	✓		✓	✓	✓		
David Rudnick			✓	✓	✓	✓	✓	✓	✓
Allan Tanenbaum				✓	✓	✓		✓	✓
Total MFIN Board	4 of 8	5 of 8	6 of 8	4 of 8	8 of 8	8 of 8	7 of 8	6 of 8	5 of 8

Medallion Financial Corp. Investor Presentation 32

Medallion Nominee: John Everets John Everets Brings Extensive Banking Case Study: Successful Turnaround of The Bank of Maine and Financial Leadership Experience John Everets joined The Bank of Maine in 2010 as part of an investor-led $60M recapitalization following significant credit deterioration during the financial crisis. • Mr. Everets brings decades of executive leadership in banking and financial services across public and The bank was considered financially stressed and undercapitalized before the new private institutions investor group stepped in. • As former Chairman and CEO of the Bank of Maine, he John became both Chairman and CEO of the parent company, SBM Financial, and led a recapitalization and strategic combination that The Bank of Maine after the recapitalization transaction closed. strengthened the bank’s financial position Under John Everets leadership, the bank: • Brings direct lending and banking experience, • Rebuilt capital ratios, including oversight of commercial banking operations • Improved asset quality, and credit-related activities. Previously, grew GE HPSE • Expanded selectively in southern Maine, and from $100 million to $1 billion in assets • Ultimately positioned itself for sale to Camden National Corporation in 2015. • Brings institutional knowledge of the Company, Following the successful turnaround, The Bank of Maine was acquired by Camden having served on the Medallion Bank Board since 2019 National for approximately $135 million. with oversight of lending and financial strategy • As an independent director since 2017, serves on the Audit, Compensation, and Investment Oversight Committees, supporting governance and risk oversight Medallion Financial Corp. Investor Presentation 33

Medallion Nominee: Cynthia Hallenbeck

MEDALLION FINANCIAL CORP



Cynthia Hallenbeck Brings Deep Financial and Governance Expertise

- Ms. Hallenbeck brings **over 30 years of financial management experience**, spanning public companies, financial institutions, and nonprofit organizations
- As **former CFO of Citigroup's Treasury**, she has deep experience in **capital management, liquidity, and financial oversight** critical to a lending business
- Prior to Citigroup, **she spent over 14 years at Merrill Lynch & Co.,** Inc. in a variety of finance, treasury and accounting roles, including Treasurer of its global futures business and **Chief Financial Officer of its securities financing group**
- As a former director of **Walker & Dunlop (NYSE: WD)**, including **Audit Committee Chair**, she brings relevant **public company governance and oversight experience**
- She provides **extensive audit and financial oversight expertise**, currently serving on multiple audit committees across organizations
- As an **active independent director since 2020**, she plays a key role on the **Audit and Investment Oversight Committees** and serves as **Chair of the Nominating & Governance Committee**

Walker & Dunlop, Inc.
Share Price Performance during Cynthia Hallenbeck's Tenure as a Director



70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
442%
12/15/10
12/15/11
12/15/12
12/15/13
12/15/14
12/15/15
12/15/16
12/15/17
12/15/18

Source: FactSet. Data from Dec. 15, 2010 to May 16, 2019

Medallion Financial Corp. Investor Presentation 34

Medallion's Nominees Bring Relevant Skills and Proven Leadership

MEDALLION FINANCIAL CORP



Alvin Murstein Brings Founder Leadership and Deep Institutional Knowledge

- Mr. Murstein brings **over 60 years of experience in the ownership, management, and financing of commercial businesses**, including the Company's core lending operations
- As **founder and long-serving CEO (1996–2026)**, he **built and led the Company's lending platform from inception**, guiding its evolution across multiple credit cycles
- Provides **deep institutional knowledge**, having served as Chairman since 1995 and on the Medallion Bank Board since 2003
- Brings **direct, hands-on experience in specialty finance and consumer lending**, including oversight of the Company's portfolio and strategy
- Maintains strong **alignment with shareholders**, owning approximately 7.99% of outstanding shares[1]

Case Study: Navigating Medallion's Successful Turnaround

- Alvin Murstein founded Medallion Funding Corp. in 1979 as a taxi medallion lending company
- The emergence and subsequent boom of ride-sharing services in 2010 posed significant risk to the taxi medallion business as demand started to decline
- As Chair and CEO, Mr. Murstein led an effort to diversify the business, announcing in 2017 the strategic transition away from medallion lending toward banking and consumer finance
- The transition has netted shareholders 452% in total return

MFIN Indexed Total Shareholder Return Performance

Jan 31, 2017 – Feb. 2, 2026


550.00
450.00
350.00
250.00
150.00
50.00
-50.00
452%

Source: FactSet. Data from Jan. 31, 2017 to Feb. 2, 2026 (unaffected date)

[1] Includes vested unexercised stock options as of record date for annual meeting.

Medallion Financial Corp. Investor Presentation 35

ZimCal has Demonstrated a Flawed 4 Understanding of our Business

2024: ZimCal's Concerns were Exaggerated

MEDALLION FINANCIAL CORP

ZimCal Investor Presentation, May 20, 2024

05 **We Believe, MFIN Is At A Critical Juncture. Rapid Deterioration in Key Operating Metrics Poses Significant Risk To Shareholders, If Not Appropriately Managed**

MEDALLION FINANCIAL CORP

- **Quarterly charge-offs (% of Gross Loans) for core consumer loans – Recreation and Home Improvement which are 95% of Total Loans - have exceeded the previous cyclical high set at 4Q19**
- **Net Interest Margin (NIM) is at the lowest point in the last five years**
- **Key Profitability Metrics i.e. CORE ROAE and ROAA (ex. Taxi Medallion) have trended down materially over the last 3 years**
- **$ Further deterioration in key operating metrics could endanger MFIN's ability to pay dividends**

Source: MFIN 10K/Q. Annualized charge-offs for Recreation - 3.80% at 4Q19, 4.34% at 1Q24. Home Improvement - 0.83% at 4Q19, 2.11% at 1Q24. NIM was 8.64% at FY 2019 and was 8.39% at 1Q24 annualized. 24

Performance Since 2024 Shareholder Meeting

- Total shareholder return of 35% since 2024 shareholder meeting[1]
- Highest Net Interest Income in five years
- Higher Net Interest Margin in FY2025 vs FY2024
- Recreation segment charge-off remained largely unchanged and Home Improvement segment charge-off was lower in FY2025 vs FY2024

ZimCal's concerns were not only exaggerated, but also suggest that it does not understand the business

[1] Source: FactSet. Data based on starting date of June 11, 2024 and ending date of Feb. 2, 2026 (unaffected date)

Medallion Financial Corp. Investor Presentation 37

2025: ZimCal’s Concerns about Dividends were False ZimCal Letter, May 19, 2025 Performance Since 2025 Shareholder Meeting § Total shareholder return of 11.8% since 2025 1 shareholder meeting § Quarterly dividends increased in both FY25 and YTD 2026 § The proposed dividend of $0.14 per share for 2Q2026 is 75% higher than $0.08 per share quarterly dividend in FY2022 § Medallion successfully settled the SEC matter 1 Source: FactSet. Data based on starting date of June 12, 2025 and ending date of Feb. 2, 2026 (unaffected date) Medallion Financial Corp. Investor Presentation 38

2026: ZimCal's Comments on Key Financials Lack Context

MEDALLION FINANCIAL CORP

ZimCal Claims	*"Medallion's 1Q26 net income was its lowest quarterly profit since a loss in 3Q20"*
Reality	✓ As disclosed by MFIN, 1Q2026 Net Income was impacted by smaller gain on equity investment ($0.3M in 1Q2026 vs. $9.4M in 1Q2025). Although equity gains are part of regular operations, they are not linear and do not occur on a finite schedule. Accordingly, ZimCal's **focus on this line item is misleading**. ✓ More importantly, in 1Q2026, Net Interest Income was higher and provision for credit losses lower than in 1Q2025. Consequently, **Net Interest Income after provision for credit losses grew on a year-on-year basis in 1Q2026**.
ZimCal Claims	*"Analyst consensus projects a 36% decline in 2026 earnings versus 2025 actual results"*
Reality	✓ FY2026 earnings are likely to be impacted by lower equity gains on investments, which are non-recurring items. Net Interest Income, we believe, is a better performance benchmark. ✓ According to FactSet, **analyst estimate Net Interest Income to grow to $222.9M in FY2026 from $216.9M in FY2025**

(Dollars in thousands)	1Q2026	1Q2025	% yoy 1Q2026
Net interest income	54,059	51,412	5.1%
Provision for credit losses	22,476	22,014	2.1%
Net interest income after provision for credit losses	31,583	29,398	7.4%
Other income			
Gain on equity investments, net	313	9,430	-96.7%
Gain on taxi medallion assets, net	1,099	843	30.4%
Income before income taxes	11,617	20,239	
Pre-tax income excl. gain on equity investment and gain on taxi medallion assets	10,205	9,966	2.4%

Source: SEC filings

As a specialty lender committed to growth, Medallion's quarterly earnings reflect allowances for credit losses that it books on day 1 of loan growth. ZimCal's focus on quarterly numbers implies it does not understand the accounting behind loan growth.

Medallion Financial Corp. Investor Presentation 39

2026: ZimCal's Comments on Charge-offs Fail to Consider Market Trends

ZimCal Claims	***"Medallion's consumer loan charge-offs are at 15 year highs"***
Reality	✓ Just in the past five years, Medallion's loan book has grown from $1.5B in FY2021 to $2.6B in FY2026. Not surprisingly, the charge-off in absolute term would increase as the loan portfolio grows. ✓ According to FRED data, **charge-offs for consumer lenders have increased to above pandemic levels, reflecting the <u>overall macro environment</u>.** ✓ Medallion's charge off curve follows a similar pattern as the FRED data.



Charge-Off Rate on Consumer Loans, All Commercial Banks (CORCACBS)
Observations
Q4 2025: 2.81
Updated: Feb 24, 2026 1:19 PM CST
Next Release Date: Not Available
Units:
Percent,
Seasonally Adjusted
Frequency:
Quarterly
1Y
5Y
10Y
Max
2015-10-01
to
2025-10-01
Edit Graph
Download
FRED
Charge-Off Rate on Consumer Loans, All Commercial Banks
3.5
3.0
2.5
2.0
1.5
1.0
0.5
Percent
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Source: Board of Governors of the Federal Reserve System (US) via FRED®
Shaded areas indicate U.S. recessions.
fred.stlouisfed.org
Fullscreen

Source: https://fred.stlouisfed.org/series/CORCACBS

Medallion Financial Corp. Investor Presentation 40

2026: ZimCal’s Views on Recreational & Commercial Loans are Misleading ZimCal Claims “Recreation subprime loans were an estimated Share of Recreation Subprime Loan has Declined while $582 million – an all-time high” Maintaining FICO scores Reality ü The absolute value of Recreation loans is high 50.0% 800 Recreation Subprime % Total Loans due to growth in loan book. Wtg. Avg FICO at origination ü The share of Recreation subprime loans 48.0% 750 declined from 42.1% of total loan portfolio in 46.0% 2021 to 35.6% in 1Q2026. 688 686 686 685 684 700 676 ü Recreation loans have historically been made 44.0% to subprime borrowers. 42.1% ü The avg. FICO score at the time of origination 650 42.0% has steadily increased, which highlights increased emphasis of loan quality. 40.0% 600 38.9% 38.0% 37.1% 550 36.6% ZimCal Claims “20% of the commercial loan portfolio was non- 35.8% 35.6% 36.0% performing at FYE25” 500 Reality ü It is important to put this in perspective. 34.0% ü Commercial loans represented 4.8% of total 450 32.0% loan portfolio (gross) or $123M as of FY2025. ü As of FY2025, total non-performing 30.0% 400 Commercial loans were $24.7M against which 2021 2022 2023 2024 2025 1Q2026 Medallion held provision for credit losses of $9M. Source: SEC filings Medallion Financial Corp. Investor Presentation 41

2026: ZimCal's Understanding of Strategic Partnerships is Flawed

MEDALLION FINANCIAL CORP

ZimCal Claims	*"Capital continues to be poorly allocated, most recently in the Strategic Partnership business which is losing money by our estimates despite dominating loan originations."*
Reality	✓ Strategic Partnership is a new business line that was launched in 2019 with new loans originating in 2020 ✓ Strategic Partnership business requires minimal capital commitment due to nature of the small size of average loans given and the short holding periods (less than 5 days) ✓ As of 1Q2026, only \$11M of total loan portfolio was attributable to Strategic Partnerships ✓ As disclosed in the 2025 10-K, the loans or receivables originated are held for a specific period only, up to three business days only. ✓ Medallion originated \$771.6M of strategic partnership loans in FY2025 and held \$15.1M million as of December 31, 2025. ✓ Average yield on these loans was 15.7% in FY2025, with total fee income of \$3.6M ✓ Strategic Partnerships allows Medallion to build relationships with fintech companies and generate additional fee income without significantly leveraging the balance sheet

Medallion Financial Corp. Investor Presentation 42

2026: Medallion Expects to Cure the SBA Deficiency Soon ZimCal Claims “The Company announced April 3, 2026 that a subsidiary had defaulted on $73.5 million in Small Business Administration loans for lacking a “qualified management team”. Reality § On March 31, 2026, Medallion Capital submitted a management team for review through the SBA’s licensing division and shortly thereafter such submission, the SBA notified Medallion Capital that it has declared an event of default with respect to such debentures and directed Medallion Capital, within 120 days, to identify and submit at least one qualified candidate for consideration as a full-time principal and investment committee member of Medallion Capital. The SBA’s notice and event of default do not trigger any cross-default clauses in any of Medallion Financial Corp.'s debt arrangements. § Medallion Capital submitted two candidates to the SBA in response. § Medallion Capital believes it will have a qualified management team. Medallion Financial Corp. Investor Presentation 43

ZimCal’s Nominees do not Possess Skills 5 Additive to the Board

Eric Kelly Lacks Relevant Industry Experience

MEDALLION FINANCIAL CORP



Eric L. Kelly

Technology Background Concentrated Outside Medallion's Core Consumer Lending Business

- ✕ Kelly's operating background is concentrated in enterprise storage, infrastructure, and hardware technology companies, including Overland Storage and Sphere3D
- ✕ Background reflects enterprise infrastructure technology experience, not fintech or consumer lending platform operations
- ✕ Kelly destroyed over 99% of shareholder value at Sphere 3D during his tenure as the CEO
- ✕ Sabre's share price is down 55% since Kelly joined as a director on January 1, 2025[1]
- ✕ Kelly's experience on the Board of Guardian Life Insurance, a private company, offers little relevance to Medallion's consumer lending business
- ✕ ZimCal points to Kelly's Technology Committee role at Sabre as proof he can lead Medallion's AI and technology strategy, despite Sabre operating an unrelated travel technology platform
- ✕ Since Kelly joined Sabre's Board and Technology Committee in January 2025, Sabre's stock price has fallen by approximately 49%

[1] Source: FactSet. Data from Jan. 1, 2025 to May 15, 2026

Medallion Financial Corp. Investor Presentation 45

Eric Kelly has a History of Related Party Transactions

MEDALLION FINANCIAL CORP

Sphere3D

Sphere 3D and Overland Storage Enter Into Definitive Merger Agreement

May 15, 2014

Eric Kelly, the Chief Executive Officer, President, and board member of Overland, is also the Chairman of the Board of Sphere 3D and accordingly declared his conflict and recused himself from casting any vote with respect to the Transaction. Mr. Kelly has non-material share ownership in both Overland and Sphere 3D. No collateral benefit has been paid to Mr. Kelly in connection with the consummation of the Transaction. The Overland board of directors formed a special committee of independent directors to review and evaluate the proposed transaction. Sphere 3D appointed Glenn Bowman, the Chairman of the Audit Committee, as its lead director with respect to the evaluation of this Transaction.

https://sphere3d.gcs-web.com/node/10946/pdf

SPHERE 3D CORP.
125 South Market Street
San Jose, California 95113

SECOND SUPPLEMENT TO PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 31, 2018

May 24, 2018

At the Special Meeting, Shareholders will be asked to, among other things, consider and, if advisable, pass a special resolution approving the sale by Sphere 3D of all of the shares of its subsidiary Overland Storage, Inc. (the "Share Purchase") to Silicon Valley Technology Partners LLC, an entity established and controlled by Eric Kelly, the Chief Executive Officer of Sphere 3D (the "Purchaser").

https://www.sec.gov/Archives/edgar/data/1591956/000106299318002395/scheddef14a.htm

Medallion Financial Corp. Investor Presentation 46

Eric Kelly Oversaw Value Destruction at Sphere 3D

MEDALLION FINANCIAL CORP

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported): May 29, 2018

SPHERE 3D CORP.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 29, 2018, the Company received a letter from the Nasdaq Listing Qualifications department of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that it was not in compliance with the requirement of Nasdaq Marketplace Rule 5550(a)(2) for continued inclusion on The Nasdaq Capital Market as a result of the closing bid price for the Company's common stock being below $1.00 for 30 consecutive business days. This notification has no effect on the listing of the Company's common shares at this time.

https://www.sec.gov/Archives/edgar/data/1591956/000106299318002479/form8k.htm



TSR during Eric Kelly's CEO Tenure at Sphere 3D
0.00
-20.00
-40.00
-60.00
-80.00
-100.00
-120.00
12/02/14
02/02/15
04/02/15
06/02/15
08/02/15
10/02/15
12/02/15
02/02/16
04/02/16
06/02/16
08/02/16
10/02/16
12/02/16
02/02/17
04/02/17
06/02/17
08/02/17
10/02/17
12/02/17
02/02/18
04/02/18
06/02/18
08/02/18
10/02/18
99%

Source: FactSet. Data from Dec. 1, 2014 to Nov. 18, 2018

Medallion Financial Corp. Investor Presentation 47

Eric Kelly’s Board Tenure at Sabre Coincides with Significant Shareholder Value Destruction Sabre Corporation - Total Shareholder Return during Eric Kelly's Board Tenure 40.00 20.00 0.00 SOUTHLAKE, Texas, Oct. 16, 2024 /PRNewswire/ -- Sabre Corporation (NASDAQ: SABR), a leading travel technology company, today announced that Technology industry -20.00 veteran, Eric L. Kelly, has been elected to its Board of 55% Directors, effective Jan. 1, 2025. -40.00 https://investors.sabre.com/news-releases/news-release-details/sabre-announces-new-board- -60.00 appointment -80.00 -100.00 Source: FactSet. Data from Jan. 1, 2025 to May 15, 2026 Medallion Financial Corp. Investor Presentation 48 01/02/25 02/02/25 03/02/25 04/02/25 05/02/25 06/02/25 07/02/25 08/02/25 09/02/25 10/02/25 11/02/25 12/02/25 01/02/26 02/02/26 03/02/26 04/02/26 05/02/26

John Kiernan Lacks Specialty Finance Expertise Misalignment with Medallion’s Core Operating Needs O Kiernan currently leads and is a director at Alico, a Florida agriculture and land company transitioning away from citrus operations toward land sales and development initiatives, which does not align with Medallion’s specialty finance and consumer lending business O Recent value creation at Alico tied primarily to asset repositioning, land sales, and development John E. Kiernan entitlements following deterioration in the company’s core operating business President, CEO, O While Kiernan has finance and banking-related experience, much of his board background centers and Director on capabilities unrelated to Medallion as a director Alico Inc. Medallion Financial Corp. Investor Presentation 49

John Kiernan’s Agriculture Experience is Not Relevant to Medallion Alico Strategy Centers on Land Monetization, Not Lending • Business model focused on land sales, asset monetization, and agricultural production, rather than loan origination and credit performance • Value creation driven by asset repositioning and commodity-linked operations, not underwriting, interest income, or portfolio management • Risk exposure tied to land values and agricultural markets, rather than borrower credit quality and loan performance https://www.alicoinc.com/about Medallion Financial Corp. Investor Presentation 50

Timothy Shanahan is Grossly Under-qualified to Serve on Our Board

MEDALLION FINANCIAL CORP



Timothy M. Shanahan
Founder and President
VentureSpring LLC

Crisis-Oriented Background Misaligned with Ongoing Lending Operations
× No direct experience operating a consumer lending or credit platform
× Career concentrated in distressed, turnaround, and restructuring situations
× Majority of roles are interim or advisory, not long-term operating leadership
× Limited exposure to underwriting, credit risk, and regulated banking oversight
× Experience focused on cost reduction and extracting value from underperforming businesses
× Track record reflects crisis management and restructuring, not sustained performance in a stable, regulated lending platform
× No prior public board experience

Medallion Financial Corp. Investor Presentation 51

Timothy Shanahan's Experience at VentureSpring LLC is not Relevant

MEDALLION FINANCIAL CORP


VENTURESPRING LLC
STRATEGIC GROWTH CONSULTING
Service Offerings
Business Planning and Implementation
Managing M&A Initiatives
Operational and Financial Due Diligence
We have successfully led the strategic and business planning process for nascent ventures, Fortune 500 enterprises, and everything in between.
From defining the attributes of an appropriate target through managing post acquisition integration, we have led M&A initiatives at every step of the value chain.
We uncover potential problems, present solutions, identify synergies and quickly determine if a zone of agreement exists between buyers and sellers.
Examples
Examples
Examples
Capital Sourcing
Operational Improvement
Sale Prep and Divestitures
Investors and lenders value VentureSpring's ability to clearly articulate a path to financial stability and growth.
Whether navigating a cash crisis, or simply providing insights to make a good company great, VentureSpring has the skills and experience to find the opportunities in any situation.
By setting a company on the proper trajectory and by articulating an achievable growth plan, we maximize the pool of potential buyers and improve their ability to secure financing.
Examples
Examples
Examples

https://venturespring.com/sample-engagements

Boutique, Project-Based Advisory Engagements

- VentureSpring operates as a **small advisory practice**, delivering **project-based engagements across unrelated industries**
- Sample work includes **telecom restructuring, tutoring market research, restaurant acquisitions, ethanol bankruptcy sales, and boat manufacturing turnaround**[1]
- Engagements are **transaction-oriented and one-off in nature**, spanning **distress, diligence, and sale processes**
- Experience centered on **financial modeling, valuations, and advisory support**, rather than ongoing operating responsibility

Medallion Financial Corp. Investor Presentation 52

ZimCal Nominees Are Lacking in Relevant Experience and Expertise

MEDALLION FINANCIAL CORP

		Nominee Skill Matrix					
Nominees		Consumer Lending	Commercial Lending	Banking Industry	Risk Mgmt.	Regulatory/ Legal	Other Public Board
Medallion	John Everets	✓	✓	✓	✓	✓	✓
	Cynthia Hallenbeck		✓	✓	✓	✓	✓
	Alvin Murstein	✓	✓	✓	✓		✓
ZimCal	Eric L. Kelly				✓		✓
	John E. Kiernan			Limited			Limited
	Timothy M. Shanahan						

Source: SEC filings

Medallion Financial Corp. Investor Presentation 53

ZimCal’s “Value Creation” Plan Repackages 6 Existing Initiatives and Fails to Offer New Ideas

Medallion's Current Strategy vs ZimCal's Plan

MEDALLION FINANCIAL CORP

Select Components of ZimCal's Proposed Plan	Medallion's Current Initiatives
Focus on technology	✓ Medallion has made significant investments in technology and team since 2022 (see slide 63)
Internalize SST servicing/collections and improve operational efficiencies	✓ Medallion has been focused on servicing and collections as highlighted in management's commentary during earnings call (see slide 64)
Right-size executive compensation	✓ The Compensation Committee, comprising of independent directors, with the support of comp. consultants regularly evaluate management compensation.
Diversify revenue	✓ Medallion has successfully diversified revenue from taxi medallions to consumer loans. Additionally, Strategic Partnerships product is another step in achieving further revenue diversification.
Buy back shares	✓ Medallion repurchased 3.3M shares for $26.2M and paid $35.6M in dividends since 2022
Strengthen relationship with regulators	✓ Medallion maintains strong relationship with regulators. The independent directors of the board have significant experience in managing financial institutions and provide necessary oversight with respect to regulators.

Medallion Financial Corp. Investor Presentation 55

Medallion’s Initiatives on Technology ü Since 2022, Medallion has hired a new team lead to accelerate software engineering activity and migrated internal processes to a new loan servicing system ü Medallion Bank has a Chief Information Officer who oversees enterprise-wide technology investments ü Medallion Bank has an internally developed app on Apple’s app store that is used by hundreds of contractors Medallion Financial Corp. Investor Presentation 56

Medallion’s Focus on Servicing Platforms ü Medallion has consistently commented on its investments in “The $1.7 million increase over the prior year included servicing platform and technology initiatives costs associated with technological initiatives surrounding our servicing platform and capabilities resulting in higher third-party professional services and higher depreciation expense. As we've said in the past, the upgraded platform allows for greater flexibility in the servicing of our consumer loans with a fair amount of self-service tools, which we believe will add to an improved customer experience and greater efficiencies long term. Again, as previously disclosed, these costs are expected to remain elevated in comparison to prior years as we continue to expand our capabilities and incur the cost of the customized platform.” Anthony Cutrone, Chief Financial Officer 3Q 2025 Earnings Transcript Medallion Financial Corp. Investor Presentation 57

Contact Us Medallion Financial Corp. InvestorRelations@medallion.com (212) 328-2176 Medallion Financial Corp. Investor Presentation 58

Appendix

Business Highlights • “In Niches there are Riches” - long history of niche lending excellence Strong • Significant alignment with shareholders - insider ownership of ~20+% Foundation • Coveted Utah Industrial Bank Charter Core Consumer • More than doubled consumer loan portfolio over past 5 years to $2.486 billion Lending Business is • Total Company Net Interest Margin of 8.00% at Q1 2026 Performing Well • Commercial lending with equity investments that enhance returns Other Differentiators that • Strategic Partnership Program with momentum Generate Cash • Cash collections from taxi medallion business runoff Medallion Financial Corp. Investor Presentation 60

Company Overview Specialty finance company that originates and services loans in various consumer and commercial industries, primarily through its subsidiaries Medallion Financial Corp. Nasdaq: MFIN Medallion Medallion Bank Capital Nasdaq: MBNKO Nasdaq: MBNKO - $77.5M of publicly traded preferred stock of Medallion Commercial lending segment Bank, offering fixed income exposure to MFIN’s wholly owned banking - SBIC; headquartered in Minnesota subsidiary - Subordinated debt solutions to lower middle market Consumer lending segment companies - Possesses a Utah industrial bank charter, opened in 2003 - Typical investments ranging from $2.5M to $6.0M - Portfolio of recreation loans (since 2004) - Current loan book of $119.6M across 28 portfolio - Financing home improvement projects (since 2012) companies - Strategic partnerships via banking-as-a-service (BaaS) lending (since 2020) Medallion Financial Corp. Investor Presentation 61

Overview of Loan Portfolio Total Gross Loans as of March 31, 2026 Recreation ($1,672M) 63.8% Avg. interest rate: Total Gross Loans: Home Improvement 15.11%¹ ($814.9M) 31.1% $2.62B Avg. interest rate: 9.82%¹ Commercial Strategic Partnerships ($119.6M) 4.6% & Other ($10.8M) 0.5% Avg. interest rate: 14.18%¹ 1 As of March 31, 2026 Medallion Financial Corp. Investor Presentation 62

Background: Medallion's Business Transformation

MEDALLION FINANCIAL CORP

- 1996: MFIN Initial Public Offering
- 1998: Diversification of business begins with acquisition of Capital Dimensions, now known as Medallion Capital
- 2004: Recreation lending begins with the purchase of $84M portfolio of loans collateralized by recreational vehicles
- 2012: Home improvement lending begins with goal to provide prime credit contractors with affordable financing
- 2015: Stopped originating new taxi medallion loans in July 2015
- 2016: Consumer loan portfolio exceeds taxi medallion loan portfolio for the first time
- 2018: MFIN de-BDCs and is no longer an investment company. It transitions to an operating company, similar to a bank holding company
- 2020: Taxi medallion loans put on non-accrual
- 2021 to Present: MFIN successfully transformed into a specialty lender focused on originating consumer and commercial loans

Loan Portfolio at YE 2018
($ in Millions)



184
64
587
183

Loan Portfolio at YE 2025
($ in Millions)



123
1
810
1,617

■ Recreation Loans ■ Home Improvement Loans ■ Commercial Loans ■ Taxi Medallion & Other Loans

Medallion's Successful Transformation

- $2.5B in total loans by YE 2025
- 50.6% increase in loan portfolio
- 99% decline in Taxi Medallion & Other loans
- Share of Taxi Medallion and Other Loans declined from 18% of total Loan Portfolio in YE 2018 to 0.05% in YE 2025

Medallion Financial Corp. Investor Presentation 63

Robust Consumer Lending Portfolio

MEDALLION FINANCIAL CORP

Financing of recreational products such as RVs, boats, collector cars, etc.

Recreation

- **~3,400** dealers and financial service providers (FSPs)
- **$1,671.5M** of loans at 3/31/2026
- **64%** of the total loan portfolio
- **$142.5M** loan originations in the quarter ended 3/31/2026
- **15.11%** average interest rate on loans as of 3/31/2026
- **$22,600** average loan size at 3/31/2026
- **686** average FICO score[1] across loan book
- Typical loan term up to 15 years
- Average payoff of 43 months

[1] Scores are measured at the time of origination of the loans. For loans originated during Q1 2026, average FICO scores were 686 for recreation loans.

Financing of home improvement projects at the point of sale

Home Improvement

- **~700** contractors and FSPs
- **$814.9M** of loans 3/31/2026
- **31%** of the total loan portfolio
- **$64.4M** loan originations in the quarter ended 3/31/2026
- **9.82%** average interest rate on loans at 3/31/2026
- **$22,900** average loan size at 3/31/2026
- **768** average FICO score[1] across loan book
- Typical loan term up to 15 years
- Average payoff of 36 months

[1] Scores are measured at the time of origination of the loans. For loans originated during 2026, average FICO scores were 768 for home improvement loans.

Medallion Financial Corp. Investor Presentation 64

The Board Successfully Navigated Market Disruptions to Achieve Record Profits and the Highest Book Value Per Share in its History Book value per share 20 17.53 18 Covid Pandemic + medallion loans put on accrual status 16.00 MFIN announces business transformation 16 14.63 MFIN de-BDCs 14 13.08 UBER launched in NYC 11.91 11.80 12 11.42 11.40 11.16 10.95 10.75 10.68 9.99 9.97 9.86 9.73 9.68 10 9.35 9.27 9.30 8 6 4 2 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Source: SEC filings Medallion Financial Corp. Investor Presentation 65

Executive Compensation Aligned with Shareholders Medallion’s Executive Compensation Plan is designed to: Attract, motivate, reward, and Align the interests of our Promote a culture of integrity Enhance shareholder value retain the colleagues who executives with those of the and accountability lead our business Company’s shareholders Our plan values shareholder feedback: we encourage shareholders to provide feedback on our executive compensation practices, and we have updated our program accordingly Executive Compensation Plan Structure Best Practices Maintained: Our annual short-term incentive plan and long-term incentive program align our compensation • Stock Ownership Guidelines practices with the market, orient and drive behavior for our executives, enhance executive • Compensation Recoupment Policy performance, and prioritize shareholder interests • Independent Compensation Advisor • Code of Ethical Conduct and Insider Trading Base Salary Short-Term Incentives Long-Term Incentives Policy • No Repricing of Stock Options without Competitive base salary rate Variable cash incentives Equity incentives in the form Shareholder Approval to attract and retain highly designed to motivate and of restricted stock and • No Dividends/Dividend Equivalents on skilled executive talent reward attainment of specific performance stock units to Unvested Awards goals relative to our annual align the interests of our business plans and objectives named executive officers with based on a scorecard those of our shareholders approach Medallion Financial Corp. Investor Presentation 66

Executive Compensation Aligned with Shareholders Say-on-Pay Approval Following a decline in Say-on-Pay support in 2020 and 2021, we engaged with our shareholders and made significant changes: 90% • Shifted focus from executing on strategic initiatives to evaluating performance 85% measures holistically rather than weighted individual factors 74% • Incorporated a Short-Term Incentive Plan to provide annual cash awards based on achievement of pre-determined financial and operational goals utilizing scorecard goals and metrics • Typically provide a minimum of 50-50 mix for equity grants comprised of time- based restricted stock and performance-based stock units in lieu of options 2022 2023 2024 Compensation Year • Express long-term incentive target payout opportunity as a percentage of annual base salary for the grant of performance stock units with three-year performance Components of 2025 NEO Pay: periods starting in the 2023-2025 cycle All Other 2% Our results over the past three fiscal years: Salary 25% 1 • Total NEO pay has been majority performance-based at 65%, 55%, and 59% respectively for fiscal year 2023, 2024, and 2025 Non- Equity • Equity compensation has increased to almost 1/3 of total NEO pay at 23%, 31%, Icentives Time- and 32% respectively for fiscal years 2023, 2024, and 2025 40% Based • Say-on-Pay support has been 83% on average Equity 13% Performance • ISS has issued consecutive FOR recommendations with Low Overall Concern levels -Based for each year Equity 20% 1 Performance-based pay is comprised of non-equity incentives and Performance Sock Unit grants aggregated for all NEOs as a percentage of total pay Medallion Financial Corp. Investor Presentation 67